UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2013

Volterra Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47467 Fremont Blvd., Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 510 743 1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2013, Dr. Thomas Truman, the Company’s Vice President of Worldwide Sales, resigned his employment with the Company. Dr. Craig Teuscher, our Chief Operating Officer and a co-founder of the Company, has assumed worldwide sales responsibilities until a successor is named. From 2003 to 2011, Dr. Teuscher held the roles of Vice President of Sales and Applications Engineering and Vice President of Worldwide Sales and Applications Engineering, a period of rapid growth for Volterra. Dr. Teuscher immediately brings strong sales leadership, outstanding product knowledge and solid long-term customer relationships to the role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

By:	/S/ DAVID OH
Name:	David Oh
Title:	General Counsel

Dated: February 8, 2013